March 3, 2021

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148676
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148459
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148444
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148940
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148387

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2020 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account C, Registration Nos. 811-21095 and

333-148676, 333-148459, 333-148444, 333-148940 and 333-148387

1940 Act No.
811-05398	AB Variable Products Series Fund, Inc.
AB International Value Portfolio—Class B Shares (closed)
811-07452	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Capital Appreciation Fund/VA—Series II Shares
Invesco Oppenheimer V.I. Conservative Balanced Fund/VA—Series II Shares (closed)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund—Series II Shares
Invesco Oppenheimer V.I. Global Fund/VA—Series II Shares
Invesco Oppenheimer V.I. Main Street Fund®/VA—Series II Shares
Invesco Oppenheimer V.I. Main Street Small Cap Fund/VA—Series II Shares
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Comstock Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series II Shares
Invesco V.I. International Growth Fund—Series II Shares
Invesco V.I. Mid Cap Core Equity Fund—Series II Shares
Invesco V.I. Small Cap Equity Fund—Series I Shares
811-21987	ALPS Variable Investment Trust
Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares
Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares
Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares
Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares
811-05188	American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund—Class I Shares
VP Large Company Value Fund—Class II Shares
VP Mid Cap Value Fund—Class II Shares
811-08673	BNY Mellon Investment Portfolio
MidCap Stock Portfolio
811-05719	BNY Mellon Stock Index Fund, Inc.—Service Shares
811-07044	The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Shares
811-05125	BNY Mellon Variable Investment Fund
Government Money Market Portfolio
811-09237	Calamos Advisors Trust
Calamos Growth and Income Portfolio (closed)
811-09293	Davis Variable Account Fund, Inc.
Davis Value Portfolio (closed)
811-05002	Deutsche DWS Variable Series II
DWS International Growth VIP -Class A Shares
DWS Small Mid Cap Value VIP —Class B Shares
811-05583	Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund—Class 2 Shares
Franklin Mutual Shares VIP Fund—Class 2 Shares
Franklin Small Cap Value VIP Fund—Class 2 Shares
Franklin U.S. Government Securities VIP Fund—Class 2 Shares
Templeton Foreign VIP Fund—Class 2 Shares
Templeton Global Bond VIP Fund—Class 2 Shares
811-07736	Janus Aspen Series
Janus Henderson VIT Balanced Portfolio—Service Shares
Janus Henderson VIT Enterprise Portfolio—Service Shares
Janus Henderson VIT Overseas Portfolio—Service Shares
Janus Henderson VIT Research Portfolio—Service Shares
811-07607	Morgan Stanley Variable Insurance Fund, Inc.
Core Plus Fixed Income Portfolio-Class I Shares
Discovery Portfolio—Class I Shares
811-04255	Neuberger Berman Advisers Management Trust
Sustainable Equity Portfolio—Class S Shares
811-08399	PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio—Administrative Class
PIMCO Real Return Portfolio—Administrative Class
PIMCO Total Return Portfolio—Administrative Class
811-07917	Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund